EXHIBIT 10 (t)

COMPUTER TASK GROUP, INCORPORATED

2010 EQUITY AWARD PLAN

Section 1. Purpose. The purpose of The Computer Task Group, Incorporated 2010 Equity Award Plan (the “Plan”) is to promote the success of The Computer Task Group, Incorporated (the “Company”) and the interests of its stockholders by attracting, motivating, retaining and rewarding employees, directors and officers of, and key advisers and consultants to, the Company and its Subsidiaries.

Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change in Control” means any one of the following occurrences:

(a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

(b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly-owned Subsidiaries, as a result of which less than two-thirds of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly through one or more holding companies or other entities, by stockholders of the Company immediately before such reorganization (for purposes of such determination, it shall be deemed (i) that no change in the beneficial ownership of the Company’s securities will have occurred from the record date for such approval until the consummation of such reorganization and (ii) that such beneficial owners (other than affiliates of the Company, which shall be included in such determination) hold no securities of the other parties to such reorganization);

(c) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity that is not a Subsidiary;

(d) Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries or any Person holding common shares of the Company for or pursuant to the terms of any such employee benefit plan, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly through one or more holding companies or other entities, of securities of the Company representing more than [33.3]% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or

(e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” shall have the meaning provided in Section 3 of the Plan.

2.5 “Common Stock” means the common stock, $.01 par value, of the Company or such class of equity securities of any Successor having the power to vote generally for directors and to participate in the profits of such Successor by way of dividend after all holders of preferred securities have received such dividends to which they may be entitled.

2.6 “Company” shall have the meaning set forth in Section 1 of the Plan and shall include, where applicable, any Successor as defined in Section 2.2(c) of the Plan.

2.7 “Continuous Service” means that the Participant’s service with the Company or any Subsidiary, whether as an employee, officer, director, adviser, or consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary as an employee, officer, director, adviser or consultant, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant of a Subsidiary or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal leave.

2.8 “Disability” means (a) as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the complete inability of the Participant, with or without a reasonable accommodation, to perform his or her duties with the Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred for more than 12 weeks in any 52 week period, whether consecutive or not, as determined by an independent physician selected with the approval of the Company or any Subsidiary and the Participant.

2.9 “Effective Date” shall have the meaning provided in Section 24 of the Plan.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11 “Fair Market Value” means, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made (or, if the date of determination is not a trading day, the immediately preceding trading day) or, if the Common Stock is not listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices on the day for which the determination is being made in the over-the-counter market as reported by the Nasdaq Stock Market, Inc. (“NASDAQ”) (or, if the date of determination is not a trading day, the immediately preceding trading day) or, if bid and asked prices for the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

2.12 “Immediate Family” shall have the meaning provided in Section 18 of the Plan.

2.13 “Incentive Stock Option” means a stock option granted under the Plan which is intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14 “Non-Qualified Stock Option” means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section 423(b) of the Code.

2.15 “Other Stock-Based Award” means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Performance Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 10.

2.16 “Outside Director” means a member of the Board who is not employed by the Company or any Subsidiary.

2.17 “Participant” shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an award is granted under the Plan.

2.18 “Performance Award” means an award made pursuant to Section 9, including awards of performance units, performance shares and performance cash.

2.19 “Performance Criteria” means the performance criteria described in Section 9.1 which are the basis for Performance Goals.

2.20 “Performance Goal” means the performance goal or goals applicable to a Performance Award pursuant to Section 9.1 as determined by the Committee.

2.21 “Performance Period” means a period of time, as may be determined in the discretion of the Committee, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an award.

2.22 “Plan Year” means the twelve-month period beginning on January 1 and ending on December 31; provided, however, the first Plan Year shall be the short Plan Year beginning on the Effective Date and ending on December 31, 2010.

2.23 “Restricted Stock Award” means an award of shares of Common Stock pursuant to Section 8.

2.24 “Retirement” means the voluntary termination of employment by a Participant not resident in the European Union who: (i) has attained age 55 and has ten or more years of service with the Company and/or any Subsidiary or (ii) has attained age 65.

2.25 “Stock Appreciation Right” means an award made pursuant to Section 7.

2.26 “Stock Option” means any option to purchase Common Stock granted pursuant to Section 6.

2.27 “Subsidiary” means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, an entity, domestic or foreign, of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

2.28 “Term of the Plan” means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 21 and (ii) the day before the tenth anniversary of the Effective Date.

Section 3. Administration. The Plan shall be administered by the Compensation Committee of the Board or such other committee or subcommittee as may be appointed by the Board from time to time for the purpose of administering this Plan; provided, however, that such committee shall consist of two or more members of the Board, each of whom shall qualify as a “Non-employee Director” within the meaning of Rule 16b-3 of the Exchange Act and as an “independent director” under applicable stock exchange or NASDAQ rules, and also qualify as an “outside director” within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Committee described in the preceding sentence shall be referred to as the “Committee”. The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Performance Awards, (5) Other Stock-Based Awards, or (6) any combination of the foregoing.

The Committee shall have authority in its discretion to interpret the provisions of the Plan and all awards granted thereunder and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom awards shall be made under the Plan; to determine whether and to what extent awards shall be made under the Plan; to determine the types of award to be made and the amount, size, terms and conditions of each such award; to determine the time when the awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

The Committee also shall have authority in its discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law. Notwithstanding anything in the Plan to the contrary, with respect to any Participant or eligible person who is resident outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee may delegate to any designated officers or other employees of the Company any of its duties under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time. Notwithstanding the foregoing, in no event may the Committee delegate authority to any person to take any action which would contravene the requirements of Rule 16b-3 of the Exchange Act or the requirements of Section 162(m) of the Code.

Section 4. Common Stock Subject to the Plan.

4.1 Share Reserve. Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 20, the maximum number of shares available for issuance under the Plan shall be equal to 900,000 shares of Common Stock. During the terms of the awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such awards.

4.2 Source of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an award under the Plan is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. No awards may be granted following the end of the Term of the Plan.

4.3 Code Section 162(m) Limitation. The total number of shares of Common Stock for which Stock Options and Stock Appreciation Rights may be granted to any employee during any 12 month period shall not exceed 250,000 shares in the aggregate, subject to adjustment pursuant to Section 20. The total number of shares of Common Stock for which Restricted Stock Awards, Performance Awards and Other Stock-Based Awards that are subject to the attainment of performance criteria in order to protect against the loss of deductibility under Section 162(m) of the Code may be granted to any employee during any 12 month period shall not exceed 250,000 shares in the aggregate, subject to adjustment pursuant to Section 20. With respect to awards denominated in cash (including Performance Awards) the maximum aggregate payout to any employee during any 12 month period shall not exceed $2,125,000.

Section 5. Eligibility to Receive Awards. An award may be granted to any employee, director, or officer of, or adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its Subsidiaries and such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company’s securities. Subject to the preceding sentence and Section 6.8, the Committee shall have the sole authority to select the persons to whom an award is to be granted hereunder and to determine what type of award is to be granted to each such person. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

Section 6. Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Only employees of the Company or any Subsidiary of the Company are eligible to receive Incentive Stock Options. To the extent that any Stock Option is not designated as or does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards granted under the Plan. The terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written Stock Option agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an “incentive stock option” as defined in Section 422 of the Code. The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an “incentive stock option” as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a “non-qualified stock option” for federal income tax purposes. The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder. The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

6.1 Type of Option. Each Stock Option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

6.2 Option Price. The Stock Option exercise price shall be fixed by the Committee and specified in each Stock Option agreement; provided, however, that the exercise price shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to an employee referred to in Section 6.7(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.

6.3 Vesting and Exercise Term. Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Incentive Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.7(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted). Each Stock Option agreement shall also state any conditions which must be satisfied before all or a portion of the Stock Option may be exercised. In so doing, the Committee may specify that a Stock Option may not be exercised until the completion of a service period or until Performance Goals are satisfied.

6.4 Payment for Shares. Subject to any vesting period specified in the Stock Option agreement, a Stock Option shall be deemed to be exercised when written notice of such exercise, in a form determined by the Committee, has been given to the Company in accordance with the terms of the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The Committee, in its sole discretion, may permit all or part of the payment of the exercise price (and taxes required to be withheld as provided in Section 16) to be made, to the extent permitted by applicable statutes and regulations, either: (i) in cash, by check or wire transfer, (ii) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price and such taxes, (iii) by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total exercise price and such taxes, (iv) delivery (including by facsimile or by electronic mail) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price and any tax withholding obligations that may arise in connection with such exercise (otherwise known as a “broker-assisted cashless exercise”) (v) by a combination of (i), (ii), (iii) and (iv) above, or (vi) in any other form of legal consideration as provided for under the terms of the Stock Option. No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 20 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

6.5 Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death, Disability or Retirement or for cause, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option, to the extent that such Stock Option has not previously been exercised, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under such Stock Option if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Option agreement), which determination shall be made in good faith. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option, to the extent that such Stock Option has not previously been exercised, to purchase any shares of Common Stock. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock under such Stock Option.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates as a result of Retirement prior to the expiration of the Stock Option and without the Participant having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall have the right to exercise the Stock Option, to the extent such Stock Option was exercisable at the time of Retirement, within the next 12 months following Retirement, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of the Stock Option and without the Participant having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall have the right to exercise the Stock Option, to the extent such Stock Option was exercisable at the time of such event, within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

6.6 No Repricing. Subject to Section 20, the exercise price for a Stock Option may never be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted. Notwithstanding anything in the Plan to the contrary, the repricing of a Stock Option is prohibited without prior approval of the Company’s stockholders by a majority of votes cast in favor of such proposal. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of a Stock Option to lower its exercise price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling a Stock Option at a time when its exercise price is greater than the Fair Market Value of the underlying shares of Common Stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or other similar change permitted under Section 20. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

6.7 Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

(i) To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

(ii) No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

6.8 Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Stock Option. The terms and conditions of such Stock Option, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Stock Option, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Stock Option shall be determined solely by the Board. The Board’s decision shall be final, binding and conclusive.

Section 7. Stock Appreciation Rights. Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock. The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

7.1 Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an award equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously issued Stock Option, not less than 100% of the Fair Market Value of the Common Stock at the time such Stock Option was granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option, provided that such Stock Appreciation Rights shall be subject to the same terms and conditions as apply to the underlying Stock Option to which they relate. Stock Options surrendered in the exercise of Stock Appreciation Rights shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

7.2 Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Stock Appreciation Rights granted in connection with a previously or contemporaneously granted Stock Option may be exercised at the time the Stock Option vests but not later than the expiration date of such Stock Option.

7.3 Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death, Disability or Retirement, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under such Stock Appreciation Right if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Appreciation Right agreement), which determination shall be made in good faith. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section 7.3 which has the effect of eliminating the Company’s obligations under such Stock Appreciation Right.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates as a result of Retirement prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall have the right to exercise any Stock Appreciation Right, to the extent such Stock Appreciation Right was exercisable at the time of Retirement, within the next 12 months following Retirement, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall have the right to exercise any Stock Appreciation Right, whether or not the Stock Appreciation Right was exercisable at the time of such event, within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

7.4 No Repricing. Notwithstanding anything in the Plan to the contrary, the repricing of a Stock Appreciation Right is prohibited without any prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its base price: (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right at a time when its base price is greater than the Fair Market Value of the underlying shares of Common Stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or other similar change permitted under Section 20. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

Section 8. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer (“Restricted Stock”) and subject to a substantial risk of forfeiture. The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

8.1 Vesting Period. Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards to any Participant may also be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 9 with respect to Performance Awards. The Committee may, in its sole discretion, provide for the lapse of restrictions in installments or otherwise and may waive or accelerate the restriction lapse at its discretion. Except as otherwise provided in a Restricted Stock Award agreement, the Participant shall have all the rights of a stockholder during the vesting period.

8.2 Restriction upon Transfer. Shares awarded may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the vesting period applicable to such shares.

8.3 Restricted Stock Units. Restricted Stock Awards may be granted in the form of restricted stock units that are not issued until the vesting conditions are satisfied. Until the shares of Common Stock are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire shares of Common Stock except that the Committee may in its discretion provide for the payment of dividend equivalents on outstanding restricted stock units. Restricted stock units may be settled in shares of Common Stock or cash.

8.4 Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant’s Restricted Stock Award, in the event that a Participant’s Continuous Service terminates for any reason other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration. Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates due to death or Disability, all unvested Restricted Stock Awards under the Plan shall immediately vest and shall no longer be subject to any restrictions.

8.5 Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Restricted Stock Award. The terms and conditions of such Restricted Stock Award, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Restricted Stock Award, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Restricted Stock Award shall be determined solely by the Board. The Board’s decision shall be final, binding and conclusive.

Section 9. Performance Awards. Performance Awards may be made by reference to performance units, performance shares or performance cash and may, at the discretion of the Committee, be awarded upon the satisfaction of Performance Goals. The vesting or settlement of Performance Awards may also, in the discretion of the Committee, be conditioned upon the achievement of Performance Goals. The terms and conditions of each Performance Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. When the Committee desires a Performance Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the Performance Goals for the respective Performance Award prior to or within 90 days of the beginning of the Performance Period relating to such Performance Goal, or at such other date as may be permitted or required for the Performance Award to qualify as “performance-based compensation” under Section 162(m) of the Code, and not later than after 25 percent of such Performance Period has elapsed, and such Performance Goals shall otherwise comply with the requirements of Section 162(m) of the Code. For all other Performance Awards, the Performance Goals must be established before the end of the respective Performance Period. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which Performance Criteria established by the Committee are met. The Committee shall have the power to impose such other restrictions on Performance Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as it may deem necessary or appropriate to ensure that such Performance Awards satisfy all such requirements.

9.1 Performance Criteria. The Committee may establish Performance Goals applicable to Performance Awards based upon the Performance Criteria and other factors set forth below based upon performance of the Company as a whole or upon the performance of a Subsidiary, segment or division and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or other standard selected by the Committee. Performance Criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis. Performance Criteria for a Subsidiary, segment or division shall relate to the achievement of financial and operating objectives of such business unit for which the Participant is accountable. “Performance Criteria” means one or more of the following measures: revenue (or any component thereof), net income as a percentage of revenue, operating income, earnings per share, share price, operating margin as a percentage of revenue, strategic team goals, net operating profit after taxes, net operating profit after taxes per share, return on invested capital, return on assets or net assets, return on net assets employed before interest and taxes, total stockholder return, relative total stockholder return (as compared with a peer group of the Company established by the Committee prior to issuance of the Performance Award), earnings before or after income taxes, interest charges, depreciation, amortization and/or rental expense, net income, cash flow (or any component thereof), cash flow (or any component thereof) per share, free cash flow, free cash flow per share, revenue growth, cost containment or reduction, billings growth, customer satisfaction or any combination thereof, or such similar objectively determinable financial or other measures as may be adopted by the Committee. The Performance Goals may differ among Participants, including among similarly situated Participants. Performance Criteria shall be calculated in accordance with the Company’s financial statements or generally accepted accounting principles, on an operating basis, or under a methodology established by the Committee prior to the issuance of a Performance Award that is consistently applied and identified and may include adjustments for such matters as the Committee may determine prior to the issuance of the Performance Award. The Committee shall have the authority, to the extent consistent with the requirements for “performance-based compensation” under Section 162(m) of the Code, to make equitable adjustments to the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

9.2 Modification. If the Committee determines, in its discretion exercised in good faith, that the established Performance Goals are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the Performance Goals to the extent it considers such modification to be necessary; provided, however, if the Committee still intends that such Performance Award continues to qualify as “performance-based compensation” under Section 162(m) of the Code, no such modification shall be made with respect to such Performance Award unless (i) such modification is made no later than the deadline established under Section 162(m) of the Code, and (ii) no Performance Award is paid under the modified Performance Goal until after the material terms of the modified Performance Goal are disclosed to and approved by the Company’s stockholders to the extent required by Section 162(m) of the Code.

9.3 Payment. The basis for the grant, vesting or payment, as applicable, of Performance Awards for a given Performance Period shall be the achievement of those Performance Goals determined by the Committee as specified in the Performance Award agreement. At any time prior to the payment of a Performance Award, unless otherwise provided by the Committee or prohibited by the Plan, the Committee shall have the authority to reduce or eliminate the amount payable with respect to the Performance Award, or to cancel any part or all of the Performance Award but, with respect to Performance Awards the Committee still intends to qualify as “performance-based compensation” under Section 162(m) of the Code, shall not have the authority in its discretion to increase the amount payable with respect to the Performance Award except as permitted under Section 20. The Committee’s determination with respect to a Performance Period of whether and to what extent a Performance Goal has been achieved, and, if so, of the amount of the Performance Award earned for the Performance Period shall be final and binding on the Company and all Participants, and, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, these determinations shall be certified in writing before such Performance Awards are paid. Except as otherwise provided in the Performance Award agreement, all performance cash and performance unit awards shall be paid to the Participant in cash.

9.4 Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant’s Performance Award, in the event that a Participant’s Continuous Service terminates for any reason other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any outstanding Performance Awards shall immediately terminate and any outstanding Performance Awards shall be forfeited.

Section 10. Other Stock-Based Awards. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under the Plan or any other plan of the Company. The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.

To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Other Stock-Based Awards to any Participant may also be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 9 with respect to Performance Awards.

Section 11. Securities Law Requirements. No shares of Common Stock shall be issued upon the exercise or payment of any award unless and until:

(i) The shares of Common Stock underlying the award have been registered under the Securities Act of 1933, as amended (the “Act”), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

(ii) The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

(iii) The Company has determined that any other applicable provision of state or federal law, including without limitation applicable state securities laws, has been satisfied.

Section 12. Restrictions on Transfer; Representations of Participant; Legends. Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. As a condition to the Participant’s receipt of shares, the Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or any other applicable law. In the event of any public offering of Common Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of shares of Common Stock issued to a Participant under the Plan (including any securities issued with respect to such shares in accordance with Section 20 of the Plan). As a condition of the Participant’s receipt of shares, the Committee may require the Participant to agree not to effect any sale, transfer, pledge or other disposal of the Participant’s shares during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

Section 13. Single or Multiple Agreements. Multiple forms of awards or combinations thereof may be evidenced by a single agreement or notices or multiple agreements or notices, as determined by the Committee.

Section 14. Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

Section 15. No Right to Continue Employment or Service. Nothing in the Plan or any instrument executed or award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or any Subsidiary in the capacity in effect at the time the award was granted or shall affect the right of the Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant’s or adviser’s agreement with the Company or any Subsidiary or (iii) the service of a director pursuant to the Bylaws of the Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company or any Subsidiary is incorporated, as the case may be.

Section 16. Withholding. The Company’s obligations hereunder in connection with any award shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of already-owned shares of Common Stock, the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such award or by broker-assisted cashless exercise) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash.

Section 17. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 18. Non-Assignability. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. No award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all awards shall be exercisable, during the Participant’s lifetime, only by the Participant.

However, the Participant, with the approval of the Committee, may transfer a Non-Qualified Stock Option for no consideration to or for the benefit of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant’s Immediate Family or to a partnership or limited liability company for one or more members of the Participant’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The foregoing right to transfer a Non-Qualified Stock Option shall apply to the right to consent to amendments to the Stock Option agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Non-Qualified Stock Option. The term “Immediate Family” shall mean the Participant’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

At the request of the Participant and subject to the approval of the Committee, Common Stock purchased upon exercise of a Non-Qualified Stock Option may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an award under the Plan shall be null and void and without effect.

Section 19. Nonuniform Determinations. The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

Section 20. Adjustments. In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares, partial or complete liquidation of the Company, or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee or the Board shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or awards may be made to any Participant or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Other Stock-Based Awards, (iv) covered by outstanding unexercised awards and grants denominated in shares or units of Common Stock, and (v) underlying Stock Options granted pursuant to Section 6.8 or Restricted Stock Awards granted pursuant to Section 8.5, (b) the exercise or other applicable price related to outstanding awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

Section 21. Termination and Amendment. The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company, unless stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations. No amendment, termination or modification of the Plan shall affect any award theretofore granted in any material adverse way without the consent of the recipient.

Section 22. Severability. If any of the terms or provisions of this Plan, or awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards subject to or governed by Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.

Section 23. Effect on Other Plans. Participation in this Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

Section 24. Effective Date of the Plan. The Plan shall become effective on May 12, 2010 (the “Effective Date”), subject to approval of the stockholders of the Company to the extent required by applicable Code provisions or other applicable law.

Section 25. Governing Law. This Plan and all agreements executed in connection with the Plan, and all disputes and controversies related thereto, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law doctrine that would apply any other law.

Section 26. Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

Section 27. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest, unless such award is subject to the provisions of Section 409A of the Code.

Section 28. Modification of Awards. Within the limitations of the Plan and subject to Sections 20 and 34, the Committee may modify outstanding awards or accept the cancellation of outstanding awards for the granting of new awards in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 20 or 34, no modification of an award shall, without the consent of the Participant, alter or impair any rights or obligations under any award previously granted under the Plan in any material adverse way without the affected Participant’s consent. For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such award or grant, (iii) the period of time within which the award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of award or Stock Option, and (v) the restrictions on transferability of the award or grant and of any shares of Common Stock issued in connection with such award or grant.

Section 29. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any award granted under the Plan, or any rule, regulation or procedure established by the Committee.

Section 30. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

Section 31. Plan Provisions Control. The terms of the Plan govern all awards granted under the Plan, and in no event will the Committee have the power to grant any award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

Section 32. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

Section 33. Code Section 409A. It is intended that the Stock Options awarded pursuant to Section 6, Stock Appreciation Rights awarded pursuant to Section 7, and Restricted Stock Awards awarded pursuant to Section 8 not constitute a “deferral of compensation” within the meaning of Section 409A of the Code. It is further intended that the Performance Awards and Other Stock Awards granted pursuant to Sections 9 and 10 not constitute a “deferral of compensation” within the meaning of Section 409A of the Code or otherwise shall comply with the requirements of Section 409A of the Code and the Treasury regulations and other interpretive guidance issued thereunder in all material respects. The Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with the intent expressed in this Section 33. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company intends to administer the Plan so that it will comply with the requirements of Section 409A of the Code, the Company does not represent or warrant that the Plan will comply with Section 409A of the Code or any other provision of federal, state, local, or non-United States law. Neither the Company nor any of its Subsidiaries, nor its or their respective directors, officers, employees, or advisers, shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of participation in the Plan.

Section 34. Change in Control. Except as otherwise provided in the applicable award agreement, or in any other agreement between the Company or a Subsidiary and the Participant, or as determined by the Board in its sole discretion, in the event of a Change in Control, (i) the vesting of all Stock Options shall be accelerated in full (provided such awards have not already terminated or expired), (ii) the restrictions applicable to all outstanding Restricted Stock Awards shall lapse and such awards shall be settled in full within 45 days of the Change in Control, and (iii) all Performance Awards will become vested at the target performance level (as specified by the Committee) and will be settled within 45 days of the Change in Control unless such Performance Awards are subject to the provisions of Code Section 409A.

Except as otherwise provided in the applicable award agreement, or in any other agreement between the Company or a Subsidiary and the Participant, or as determined by the Board in its sole discretion, if any Stock Option or other right to acquire Common Stock under the Plan has been fully accelerated but is not exercised prior to the consummation of a Change in Control approved by the Board

(other than a Change in Control described in Section 2.2(e)), such Stock Option or right will terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Stock Option or right.